Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Acquisitions and Dispositions	Acquisitions and Dispositions
Centauri Platform Holdings, LLC

On October 1, 2020, we acquired Centauri in accordance with an agreement and plan of merger, pursuant to which a wholly owned subsidiary of KBR merged with and into Centauri, with Centauri continuing as the surviving company and a wholly owned subsidiary of KBR. Centauri provides high-end engineering and development solutions for critical, well-funded, national security missions associated with space, intelligence, cyber, and emerging technologies such as directed energy and missile defense and is reported under the GS business segment. The acquisition expands KBR's military space and intelligence business and builds upon the Company's existing cybersecurity and missile defense solutions. Furthermore, the addition of Centauri advances KBR's strategic transformation of becoming a leading provider of high-end, mission-critical technical services and solutions.
The aggregate consideration paid was approximately $830 million in cash, subject to certain working capital, net debt and other post-closing adjustments, if applicable. The Company funded the acquisition through a combination of cash on-hand, borrowings under our Senior Credit Facility, net proceeds from the private offering of $250 million aggregate principal amount of our 4.750% Senior Notes due 2028 (the "Senior Notes"), and proceeds from the sale of receivables. See Note 12 "Debt and Other Credit Facilities" for further discussion of our Senior Credit Facility and Senior Notes, and Note 22 "Fair Value of Financial Instruments and Risk Management" for further discussion of our sale of receivables.

During the year ended December 31, 2020, the Company incurred $9 million in acquisition-related costs with the acquisition of Centauri, which are included in “Acquisition and integration related costs” on the consolidated statements of operations.

As of December 31, 2020, the estimated fair values of net assets acquired were preliminary, with possible updates primarily in our finalization of tax returns and settlement of net working capital adjustments with the seller. The following table summarizes the consideration paid for this acquisition and the fair value of assets and liabilities assumed as of the acquisition date as follows:

Dollars in millions	Centauri
Fair value of total consideration paid	$830
Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash and equivalents	7
Accounts receivable	78
Contract assets	19
Other current assets	1
Total current assets	105
Property, plant, and equipment, net	18
Operating lease right-of-use assets	36
Intangible assets, net	226
Other assets	1
Total assets	386

Accounts payable	29
Contract liabilities	2
Accrued salaries, wages and benefits	39
Operating lease liabilities	6
Total current liabilities	76
Deferred income taxes	19
Operating lease liabilities	30
Other liabilities	7
Total liabilities	132

Net assets acquired	254
Goodwill	$576

The goodwill recognized of $576 million arising from this acquisition primarily relates to future growth opportunities based on an expanded service offering from intellectual capital and a highly skilled assembled workforce and other expected synergies from the combined operations. For U.S. tax purposes, the transaction is treated as a stock deal. As a result, there is no step-up in tax basis and the goodwill recognized is not deductible for tax purposes.
The following table summarizes the fair value of intangible assets and the related weighted-average useful lives:

Dollars in millions	Fair Value	Weighted Average Amortization Period (in years)
Funded backlog	$28	1
Customer relationships	198	15
Total intangible assets	$226	13

The backlog intangible asset is comprised solely of funded backlog that represents revenue that is already fully awarded and funded as of the acquisition date. The customer relationships intangible assets consists of unfunded backlog as of the acquisition date and revenue arising from existing, recompete, and follow-on programs. The funded backlog and customer relationships intangible assets were valued using the income approach, specifically the multi-period excess earnings method in which the value is derived from an estimation of the after-tax cash flows specifically attributable to funded backlog and customer relationships. The analysis included assumptions for forecasted revenues and EBITDA margins, contributory asset charge rates, weighted average cost of capital, and a tax amortization benefit.

The following supplemental pro forma, combined financial information has been prepared from historical financial statements that have been adjusted to give effect to the acquisition of Centauri as though it had been acquired on January 1, 2019. Pro forma adjustments were primarily related to the amortization of intangibles, interest on borrowings related to the acquisition, significant nonrecurring transactions and acquisition related transaction costs. Accordingly, this supplemental pro forma financial information is presented for informational purposes only and is not necessarily indicative of what the actual results of operations of the combined company would have been had the acquisitions occurred on January 1, 2019, nor is it indicative of future results of operations.

	Year ended December 31,
Dollars in millions	2020	2019
	(Unaudited)
Revenue	$6,194	$6,137
Net income attributable to KBR	$(53)	$172
Diluted earnings per share	$(0.37)	$1.20

The acquired Centauri business contributed $125 million of revenues and $19 million of gross profit within our GS business segment during the year ended December 31, 2020.

Scientific Management Associates (Operations) Pty Ltd

On March 6, 2020, we acquired certain assets and assumed certain liabilities related to the government defense business of Scientific Management Associates (Operations) Pty Ltd ("SMA"). The acquired business of SMA provides technical training services to the Royal Australian Navy and is reported within our GS business segment. We accounted for this transaction using the acquisition method under ASC 805, Business Combinations. The agreed-upon purchase price for the acquisition was $13 million, less purchase price adjustments totaling $4 million resulting in net cash consideration paid of $9 million. We recognized goodwill of $12 million arising from the acquisition, which relates primarily to future growth opportunities to expand services provided to the Royal Australian Navy.

Stinger Ghaffarian Technologies

On April 25, 2018, we acquired 100% of the outstanding stock of SGT. SGT is a leading provider of high-value engineering, mission operations, scientific and IT software solutions in the government services market. We accounted for this transaction using the acquisition method under ASC 805, Business Combinations. The acquisition is reported within our GS business segment. Aggregate base consideration for the acquisition was $355 million, plus $10 million of working capital and other purchase price adjustments set forth in the purchase agreement. We recognized goodwill of $257 million arising from the acquisition.
Aspire Defence Subcontracting Joint VenturesEffective January 15, 2018, as a result of our joint venture partner's compulsory liquidation, we assumed operational control of and began consolidating the Aspire Defence subcontracting entities in our consolidated financial statements. We accounted for these transactions under the acquisition method of accounting for business combinations and recognized a gain of approximately $108 million included in "Gain on consolidation of Aspire subcontracting entities" on our consolidated statements of operations as a result of remeasuring our equity interests in each of the subcontracting entities to fair value. We also recognized goodwill of approximately $42 million. We subsequently completed the purchase of our partner's interests in the subcontracting entities on April 18, 2018 for $50 million pursuant to a share and business purchase agreement and approval by Aspire Defence Limited, the Aspire Defence Limited project lenders and the MoD. We accounted for the change in ownership interests as an equity transaction. The difference between the noncontrolling interests of $119 million in the subcontracting entities at the date of acquisition and the cash consideration paid to our partner was recognized as a net increase to "PIC" of $69 million.